FIRST AMENDMENT TO AGREEMENT
                         OF SALE AND ESCROW AGREEMENT

     THIS FIRST AMENDMENT (the "First Amendment") TO AGREEMENT OF SALE AND ESCROW AGREEMENT is entered into as of June 19, 1997, by and between CHURCHILL FORGE, INC., a Massachusetts corporation ("Purchaser"), and VALLEY POINT PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                   RECITALS

     A. Purchaser and Seller hereto have entered into an Agreement of Sale ("Agreement") and Escrow Agreement ("Escrow Agreement"), both dated June 11, 1997 for the purchase and sale of the apartment project known as Canyon Pointe Apartments, San Antonio, Texas.

     B. Purchaser and Seller now wish to amend the Agreement and the Escrow Agreement.

     NOW, THEREFORE, the Agreement and the Escrow Agreement are amended as follows:

          1.  The Inspection Period is  hereby extended from 5:00 P.M.
     Chicago  time on June 20, 1997 to 5:00 P.M. Chicago time on July 7, 1997.

          2. The Closing Date is hereby changed from July 1, 1997 to August 1, 1997. However, if Lender demands a prepayment premium for paying off the First Note on August 1, 1997, Seller shall have the right to extend the Closing Date to September 1, 1997.

          3. Seller and Purchaser agree that Purchaser will not be taking title to the Property subject to the First Mortgage and First Note and that the amount due Lender thereunder will be paid to Lender on the Closing Date, and therefore:

               (a) Paragraph 2.2, Paragraph 3, and the reference to "interest on the First Note" and "escrows and/or impounds held by the Lender" in Paragraph 13.1 are hereby deleted from the Agreement; and

               (b) The amount to be wired in immediately available funds adjusted in accordance with prorations under Paragraph
                    2.3 is changed from $1,374,000.00 to $6,450,000.00

          4.  Paragraph 4 of the Escrow Agreement is hereby deleted.

          5. Except as modified herein, all other terms and conditions of the Agreement and the Escrow Agreement remain in full force and effect.

          6. All capitalized terms used herein shall have the same meaning as in the Agreement and Escrow Agreement.

          7.    This  First  Amendment   may  be  executed  in  multiple
     facsimile counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as  of the date first set forth above.

                         PURCHASER:

                         CHURCHILL FORGE, INC.,
                         a Massachusetts corporation

                         By:  /s/ Frank M. Resnek
                                 -------------------------------
                         Its:     President


                         SELLER:

                         VALLEY POINT PARTNERS LIMITED
                         PARTNERSHIP, an Illinois limited partnership

                         By:  Valley Point Partners, Inc.,
                                  an Illinois corporation, the
                                  general partner

                         By:  /s/ Michael J. Becker
                                 ----------------------------

                         ACKNOWLEDGED BY ESCROW AGENT:

                         CHARTER TITLE COMPANY

                         By:  /s/ F. C. Stolle
                                 -----------------------------
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